UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               MARK S. HOWARD
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2008



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2008

                      USAA WORLD GROWTH FUND



[LOGO OF USAA]
   USAA(R)

                             USAA WORLD GROWTH Fund

                                             [GRAPHIC OF USAA WORLD GROWTH FUND]

    A n n u a l  R e p o r t

--------------------------------------------------------------------------------
    MAY 31, 2008

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                     IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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

Table of CONTENTS
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT                                                    2

MANAGERS' COMMENTARY                                                          4

FUND RECOGNITION                                                              8

INVESTMENT OVERVIEW                                                          10

FINANCIAL INFORMATION

    Distributions to Shareholders                                            13

    Report of Independent Registered Public Accounting Firm                  14

    Portfolio of Investments                                                 15

    Notes to Portfolio of Investments                                        23

    Financial Statements                                                     24

    Notes to Financial Statements                                            27

EXPENSE EXAMPLE                                                              42

ADVISORY AGREEMENTS                                                          44

TRUSTEES' AND OFFICERS' INFORMATION                                          52

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2008, USAA. All rights reserved.

2

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                           "

[PHOTO OF CHRISTOPHER W. CLAUS]             ...FOR THOSE WITH MONEY TO INVEST,
                                               THERE STILL ARE SOME BARGAINS.

                                                           "

                                                                       June 2008
--------------------------------------------------------------------------------

The last 12 months have not been for the faint of heart. The decline of the U.S. housing market and the subprime lending meltdown created a liquidity crisis that brought the U.S. fixed-income market to a virtual standstill. In an effort to stave off recession, the Federal Reserve Board (the Fed) slashed short-term interest rates and took a few creative initiatives - such as opening its discount window to investment banks - to seek to inject liquidity into the financial system, which culminated in JPMorgan Chase & Co.'s rescue of Bear Stearns through a takeover.

The Fed's accomplishment, however, came at a cost. The central bank had to choose: Manage inflation or stabilize the economy and financial system. In my opinion, the Fed's actions improved market confidence, returned some liquidity and normalcy to the fixed-income markets, and potentially averted a potent recession. But I believe that we now face the prospect of stagflation - inflation without economic growth. Commodity prices, particularly food and energy, have increased steadily; at the time of this writing, oil was above $135 a barrel, while prices at the pump had climbed higher than $4 a gallon, on average.

Meanwhile, the U.S. economy continues to struggle with increased unemployment, a decline in home equity, and generally lower stock prices. Consumer confidence is low, and we still are engaged in a long, difficult war on terrorism.

Is it any wonder that investors are feeling a bit anxious? And yet, there are some interesting opportunities:

o In the fixed-income markets (the most challenging I've seen), many high-quality bond prices were crushed by panic selling and lack of liquidity. But I believe there are some exceptional buying opportunities in the U.S. corporate and tax-exempt bond markets, especially for investors seeking income.

o U.S. large-cap stocks look attractive relative to international stocks, but patience is essential. Large-caps' intrinsic value is unlikely to be reflected in share prices until there is conviction in the markets that housing has bottomed, the U.S. economy has regained its footing, and corporate earnings have improved. For long-term investors, dollar-cost averaging is a prudent way to invest in the current environment.

 . . . C O N T I N U E D
========================--------------------------------------------------------

o In my view, the emerging markets still have room to appreciate. Many have home-grown middle classes and vibrant local economies. Nevertheless, with returns always comes risk, and I expect volatility to be ever-present.

o The precious metals and minerals segment also offers value. I am particularly proud of USAA's Precious Metals and Minerals Fund, which was named the "Best Fund Over 10 Years" for Consistently Strong Risk-Adjusted Returns in the
   Gold Oriented Funds category for the 10-year period ended December 31, 2007, by Lipper Inc. The Fund was ranked No. 1 among 24 Gold Oriented Funds for that period. For the three- and five-year periods, the Fund was ranked 6 out of 50 and 2 out of 44 funds in the category, respectively. We are delighted to be offering our membership such a proven performer.

Whatever happens in the months ahead, I believe the fixed-income markets have turned the corner. For those with money to invest, there still are some bargains. For investors who can bide their time, a rebound in stock prices - while not imminent - is on the horizon.

Rest assured that we will keep working hard on your behalf - offering some of the industry's top investment talent, top-notch service, and pure no-load mutual funds. From all of us here, thank you for your business and the opportunity to serve your investment needs.

Sincerely,

/S/ CHRISTOPHER W. CLAUS

Christopher W. Claus
President and Vice Chairman of the Board
USAA Mutual Funds Trust

FOREIGN AND PRECIOUS METALS AND MINERALS INVESTING ARE SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. o SYSTEMATIC INVESTMENT PLANS DO NOT ASSURE A PROFIT OR PROTECT AGAINST LOSS IN DECLINING MARKETS. DOLLAR-COST AVERAGING INVOLVES CONTINUOUS INVESTMENT IN SECURITIES REGARDLESS OF FLUCTUATING PRICE LEVELS OF SUCH SECURITIES. INVESTORS SHOULD CONSIDER THEIR FINANCIAL ABILITY TO CONTINUE PURCHASES THROUGH PERIODS OF LOW PRICE LEVELS.

THE LIPPER FUND AWARDS PROGRAM HIGHLIGHTS FUNDS THAT HAVE EXCELLED IN DELIVERING CONSISTENTLY STRONG RISK-ADJUSTED PERFORMANCE, RELATIVE TO PEERS. THE LIPPER FUND AWARDS ARE AWARDED TO FUNDS IN 21 COUNTRIES IN ASIA, EUROPE, AND THE AMERICAS. LIPPER DESIGNATES AWARD-WINNING FUNDS IN MOST INDIVIDUAL CLASSIFICATIONS FOR THE THREE-, FIVE-, AND 10-YEAR PERIODS. IN ADDITION, THE LIPPER FUND AWARDS PROGRAM SPOTLIGHTS FUND FAMILIES WITH HIGH AVERAGE SCORES FOR ALL FUNDS WITHIN A PARTICULAR ASSET CLASS OR OVERALL. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MORE INFORMATION IS AVAILABLE AT WWW.LIPPERLEADERS.COM. LIPPER LEADER COPYRIGHT 2008, REUTERS, ALL RIGHTS RESERVED.

4

 M A N A G E R S '
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

[PHOTO OF DAVID R. MANNHEIM]       [PHOTO OF THOMAS LINKAS]
   DAVID R. MANNHEIM                  THOMAS LINKAS, CFA
      MFS Investment Management          Batterymarch Financial Management, Inc.

[PHOTO OF SIMON TODD]              [PHOTO OF CHARLES F. LOVEJOY]
   SIMON TODD, ASIP, CFA              CHARLES F. LOVEJOY, CFA
      MFS Investment Management          Batterymarch Financial Management, Inc.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

         For the one-year period ended May 31, 2008, the USAA World Growth Fund had a total return of 0.31%. This compares to returns of -3.55% for the Lipper Global Funds Index and -3.68% for the Morgan Stanley Capital International(MSCI) World Index.

         Although the Fund has two subadvisers, MFS Investment Management (MFSIM) and Batterymarch Financial Management, Inc. (Batterymarch), USAA Investment Management Company did not allocate assets of the Fund to Batterymarch for management during the reporting period.

WHAT FACTORS AFFECTED YOUR MANAGEMENT OF THE FUND DURING THE REPORTING PERIOD?

         As always, we at MFS are investing one stock at a time, without regard to geography or industry sector, looking for companies with sustainable above-average earnings growth. From the beginning of the period in June 2007 until global stock markets peaked in October, investors showed a strong preference for cyclical (and in many cases lower-quality) stocks that we tend to avoid. After the October highs, when volatility increased dramatically and stock prices underwent a significant correction, investors refocused on

         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

         REFER TO PAGE 11 FOR BENCHMARK DEFINITIONS.

         FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

 . . . C O N T I N U E D
========================--------------------------------------------------------

         the fundamentals and companies that potentially could provide stable earnings growth against a more uncertain economic backdrop. This was an excellent environment for our disciplined investment process, and we finished the year strongly relative to our Lipper peer group and the MSCI World Index.

WHAT SPECIFIC AREAS CONTRIBUTED POSITIVELY TO MSCI INDEX-RELATIVE PERFORMANCE?

         The largest positive contributors were an underweight and strong stock selection in financial services. With the exception of UBS AG (Switzerland), we largely avoided the big U.S. and European banks that took major hits due to their exposure to the credit crisis. We owned a number of financial services stocks that did very well, including Julius Baer Holding AG "B" (Switzerland), the private wealth manager, as well as two U.S.-based transaction-oriented trust banks, Bank of New York Mellon Corp. and State Street Corp. Our holdings in select banks with significant exposure to emerging markets, such as Komercni Banka A.S. (Czech Republic), PT Bank Central Asia Tbk (Indonesia), and Erste Bank der Oesterreichischen Sparkassen AG (Austria), also helped performance. These smaller, more localized banks are benefiting from the expansion of consumer and small-business lending in economies that are growing much faster than those in the developed world.

         In addition to our below-index exposure to the United States, consumer staples and health care also added significantly to index-relative performance. Long-term investors in the Fund will recognize Nestle S.A. (Switzerland) and Reckitt Benckiser plc (U.K.), both of which did very well, as did Pernod Ricard S.A. (France), which we added to during the period. In health care, we benefited from the strong performance of Bayer AG (Germany), Merck KGaA (Germany), and Synthes, Inc. (Switzerland).

         PT BANK CENTRAL ASIA TBK WAS SOLD OUT OF THE FUND PRIOR TO MAY 31,
         2008.

         YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 15-22.

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

WHAT AREAS DETRACTED FROM MSCI INDEX-RELATIVE PERFORMANCE?

         Commodity-oriented companies were extremely strong during the reporting year, and they are not a natural fit for our investment process. Specifically, the fact that we were underweight in energy and didn't own many of the metals and mining names that led the market was a significant detractor. It is very satisfying that, using our disciplined stock selection, we were able to overcome this head wind and still manage shareholders' investments effectively in a very tough market environment.

WHAT ABOUT EMERGING MARKETS?

         It is important to recognize that emerging market stocks are not represented in the MSCI World Index, and we are cautious about adding stocks that have had higher earnings volatility historically. We had reduced our emerging markets exposure, but as domestic buying power - and thus demand - increases, we're beginning to see specific opportunities. While economic growth has slowed in emerging markets, it's still higher than in developed markets.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

         Our largest geographic overweight was to continental Europe, with a slight underweight in the United Kingdom. Recently, we moved to a neutral weight in Japan, with a focus on electronic component companies whose valuations have been dragged down with the overall market but whose earnings growth profiles are much more attractive those that of domestically focused companies. We continue to have a fairly heavy underweight in the United States, where valuations are less attractive and the economy is teetering on recession. On a sector level, our major overweights compared to the MSCI World Index are in consumer staples and health care, and our biggest underweight remains in financial services.

 . . . C O N T I N U E D
========================--------------------------------------------------------

WHAT'S YOUR OUTLOOK?

         We believe that this is an exceptionally good environment for our style; the market is taking a hard look at individual company fundamentals. We take a long-term view, and very much appreciate that the Fund's shareholders have shown patience in waiting for our focus on higher-quality companies to prove itself, which it certainly did in the second half of the reporting year.

8

 F U N D
=========-----------------------------------------------------------------------
          RECOGNITION

USAA WORLD GROWTH FUND

--------------------------------------------------------------------------------

                         OVERALL MORNINGSTAR RATING(TM)
                          out of 479 world stock funds
                       for the period ended May 31, 2008:

                                 OVERALL RATING
                                 *    *   *   *

           3-YEAR                    5-YEAR                    10-YEAR
           * * * *                   * * * *                    * * *
      out of 479 funds           out of 401 funds          out of 207 funds

  The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year
        (if applicable) Morningstar Ratings metrics. Ratings are based on risk-adjusted returns.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FOR EACH FUND WITH AT LEAST A THREE-YEAR HISTORY, MORNINGSTAR CALCULATES A MORNINGSTAR RATING(TM) BASED ON A MORNINGSTAR RISK-ADJUSTED RETURN MEASURE THAT ACCOUNTS FOR VARIATION IN A FUND'S MONTHLY PERFORMANCE (INCLUDING THE EFFECTS OF SALES CHARGES, LOADS, AND REDEMPTION FEES), PLACING MORE EMPHASIS ON DOWNWARD VARIATIONS AND REWARDING CONSISTENT PERFORMANCE. THE TOP 10% OF THE FUNDS IN EACH BROAD ASSET CLASS RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS, AND THE BOTTOM 10% RECEIVE 1 STAR. (EACH SHARE CLASS IS COUNTED AS A FRACTION OF ONE FUND WITHIN THIS SCALE AND RATED SEPARATELY, WHICH MAY CAUSE SLIGHT VARIATIONS IN THE DISTRIBUTION PERCENTAGES.)

 . . . C O N T I N U E D
========================--------------------------------------------------------

USAA WORLD GROWTH FUND

                             LIPPER LEADER (OVERALL)

                                       (5)
                                  PRESERVATION

The Fund is listed as a Lipper Leader for Preservation among 8,985 equity funds for the overall period ended May 31, 2008. The Fund received a Lipper Leader rating for Preservation among 8,985 and 7,229 equity funds for the three- and five-year periods, respectively, and a score of 4 among 3,304 equity funds for the 10-year period. Lipper ratings for Preservation reflect funds' historical loss avoidance relative to other funds within the same asset class as of May 31, 2008. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed-income funds.

RATINGS ARE SUBJECT TO CHANGE EVERY MONTH AND ARE BASED ON AN EQUAL-WEIGHTED AVERAGE OF PERCENTILE RANKS FOR THE PRESERVATION METRICS OVER THREE-, FIVE-, AND 10-YEAR PERIODS (IF APPLICABLE). THE HIGHEST 20% OF FUNDS IN EACH PEER GROUP ARE NAMED LIPPER LEADERS, THE NEXT 20% RECEIVE A SCORE OF 4, THE MIDDLE 20% ARE SCORED 3, THE NEXT 20% ARE SCORED 2, AND THE LOWEST 20% ARE SCORED 1.* LIPPER RATINGS ARE NOT INTENDED TO PREDICT FUTURE RESULTS, AND LIPPER DOES NOT GUARANTEE THE ACCURACY OF THIS INFORMATION. MORE INFORMATION IS AVAILABLE AT WWW.LIPPERLEADERS.COM. LIPPER LEADER COPYRIGHT 2008, REUTERS, ALL RIGHTS RESERVED.

*EFFECTIVE NOVEMBER 7, 2007, THE LIPPER LEADERS RATING SYSTEM CHANGED THE NUMERIC ORGANIZATION OF ITS LIPPER LEADER CLASSIFICATIONS. WHILE THE FORMULAS AND UNDERLYING METHODOLOGY REMAIN THE SAME, THE HIGHEST 20% NOW ARE RATED 5, OR LIPPER LEADERS, AND THE LOWEST 20% ARE RATED 1 FOR EACH MEASURE. PREVIOUSLY, A RATING OF 5 WAS CONSIDERED THE LOWEST RATING AND 1 WAS CONSIDERED THE HIGHEST, OR A LIPPER LEADER.

10

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA WORLD GROWTH FUND (Ticker Symbol: USAWX)

OBJECTIVE
--------------------------------------------------------------------------------

         Capital appreciation.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

         Invests principally in a mix of foreign (including emerging market) and domestic equity securities.

--------------------------------------------------------------------------------
                                             5/31/08              5/31/07
--------------------------------------------------------------------------------
Net Assets                                $549.2 Million       $566.7 Million
Net Asset Value Per Share                     $20.15               $21.57

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/08
--------------------------------------------------------------------------------

1 YEAR                          5 YEARS                          10 YEARS
0.31%                           15.32%                             5.53%

--------------
EXPENSE RATIO*
--------------
    1.30%


         THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

         *THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AS REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1, 2007, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

         TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING
         THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS QUOTED DO NOT REFLECT ADJUSTMENTS MADE TO THE ENCLOSED FINANCIAL STATEMENTS IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES OR THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                        CUMULATIVE PERFORMANCE COMPARISON

           [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                LIPPER GLOBAL        USAA WORLD            MSCI
                 FUNDS INDEX        GROWTH FUND        WORLD INDEX
05/31/98         $10,000.00         $10,000.00         $10,000.00
06/30/98          10,031.11           9,956.43          10,235.81
07/31/98          10,035.37           9,800.03          10,217.87
08/31/98           8,573.73           8,131.94           8,853.75
09/30/98           8,578.69           8,069.95           9,008.82
10/31/98           9,146.59           8,740.57           9,821.67
11/30/98           9,650.46           9,135.05          10,404.22
12/31/98          10,051.38           9,732.41          10,910.93
01/31/99          10,261.37          10,042.36          11,148.26
02/28/99           9,965.39           9,709.87          10,850.12
03/31/99          10,307.47          10,121.25          11,300.29
04/30/99          10,775.10          10,476.29          11,744.18
05/31/99          10,458.29          10,205.78          11,313.45
06/30/99          10,985.24          10,780.60          11,839.54
07/31/99          11,014.76          10,888.37          11,802.43
08/31/99          11,003.26          10,952.94          11,779.84
09/30/99          10,907.74          10,788.58          11,664.02
10/31/99          11,332.21          11,117.29          12,268.71
11/30/99          12,093.28          11,698.39          12,612.27
12/31/99          13,437.07          12,723.50          13,631.56
01/31/00          12,912.19          12,189.31          12,849.36
02/29/00          13,710.73          12,723.50          12,882.48
03/31/00          14,052.17          13,245.55          13,771.30
04/30/00          13,351.01          12,808.49          13,187.43
05/31/00          12,954.14          12,511.04          12,852.00
06/30/00          13,467.06          13,045.23          13,283.16
07/31/00          13,194.16          12,607.41          12,907.63
08/31/00          13,729.87          13,080.03          13,325.90
09/30/00          13,000.04          12,211.44          12,615.76
10/31/00          12,683.39          11,738.82          12,402.84
11/30/00          11,944.18          10,895.77          11,648.25
12/31/00          12,294.55          11,298.13          11,835.14
01/31/01          12,498.14          11,611.08          12,063.05
02/28/01          11,582.31          10,429.54          11,042.24
03/31/01          10,777.79           9,567.33          10,315.10
04/30/01          11,516.46          10,410.38          11,075.47
05/31/01          11,446.29          10,154.91          10,931.15
06/30/01          11,124.55           9,841.96          10,587.12
07/31/01          10,848.74           9,682.29          10,445.61
08/31/01          10,417.88           9,324.63           9,942.69
09/30/01           9,444.66           8,398.56           9,065.26
10/31/01           9,679.88           8,685.96           9,238.36
11/30/01          10,207.81           9,203.28           9,783.50
12/31/01          10,356.32           9,320.46           9,844.01
01/31/02          10,042.50           9,044.25           9,544.78
02/28/02           9,983.20           9,031.40           9,460.83
03/31/02          10,456.14           9,487.47           9,896.53
04/30/02          10,202.53           9,236.95           9,541.84
05/31/02          10,225.64           9,262.65           9,557.75
06/30/02           9,631.80           8,716.65           8,976.19
07/31/02           8,780.01           7,907.29           8,218.80
08/31/02           8,820.42           7,984.38           8,232.84
09/30/02           7,943.66           7,354.88           7,326.40
10/31/02           8,397.47           7,772.40           7,866.24
11/30/02           8,808.51           8,035.76           8,289.16
12/31/02           8,424.59           7,831.87           7,886.42
01/31/03           8,154.51           7,528.66           7,646.09
02/28/03           7,953.84           7,309.32           7,512.27
03/31/03           7,865.94           7,335.12           7,487.47
04/30/03           8,541.22           7,973.80           8,151.00
05/31/03           9,067.25           8,399.59           8,615.07
06/30/03           9,241.35           8,496.36           8,763.09
07/31/03           9,436.70           8,586.67           8,940.01
08/31/03           9,686.51           8,676.99           9,132.06
09/30/03           9,739.45           8,773.76           9,187.02
10/31/03          10,293.39           9,212.45           9,731.28
11/30/03          10,484.46           9,438.24           9,878.37
12/31/03          11,116.94          10,003.85          10,497.35
01/31/04          11,350.19          10,184.92          10,665.79
02/29/04          11,592.56          10,430.65          10,844.39
03/31/04          11,543.02          10,391.85          10,772.43
04/30/04          11,244.62          10,320.72          10,551.79
05/31/04          11,282.69          10,404.78          10,639.84
06/30/04          11,472.56          10,624.65          10,866.52
07/31/04          11,043.85          10,288.38          10,511.73
08/31/04          11,050.21          10,275.45          10,557.93
09/30/04          11,345.58          10,508.25          10,757.66
10/31/04          11,616.71          10,792.78          11,020.91
11/30/04          12,264.54          11,355.38          11,599.85
12/31/04          12,715.00          11,836.47          12,042.65
01/31/05          12,473.28          11,657.93          11,771.52
02/28/05          12,871.26          11,948.88          12,144.42
03/31/05          12,603.33          11,724.06          11,909.70
04/30/05          12,321.03          11,459.55          11,649.20
05/31/05          12,530.31          11,605.03          11,856.17
06/30/05          12,664.23          11,545.52          11,958.76
07/31/05          13,164.69          12,021.62          12,376.50
08/31/05          13,327.08          12,167.10          12,469.76
09/30/05          13,682.32          12,365.47          12,793.64
10/31/05          13,373.30          12,160.48          12,483.26
11/30/05          13,797.71          12,411.76          12,899.19
12/31/05          14,226.76          12,751.68          13,184.97
01/31/06          14,957.93          13,330.98          13,773.72
02/28/06          14,853.33          13,366.74          13,753.21
03/31/06          15,233.48          13,659.96          14,055.63
04/30/06          15,650.03          14,096.22          14,482.37
05/31/06          15,070.98          13,810.15          13,987.67
06/30/06          15,038.13          13,903.13          13,983.57
07/31/06          15,040.60          14,117.68          14,070.84
08/31/06          15,435.89          14,511.03          14,436.08
09/30/06          15,647.25          14,754.19          14,608.21
10/31/06          16,147.71          15,147.54          15,144.37
11/30/06          16,609.46          15,519.44          15,515.23
12/31/06          16,972.03          15,806.70          15,830.67
01/31/07          17,233.70          16,123.47          16,017.55
02/28/07          17,059.91          15,941.33          15,934.20
03/31/07          17,403.17          16,115.55          16,225.88
04/30/07          18,068.67          16,796.60          16,941.47
05/31/07          18,626.71          17,081.69          17,416.17
06/30/07          18,599.62          17,002.50          17,281.83
07/31/07          18,223.34          16,646.13          16,899.10
08/31/07          18,192.67          16,741.16          16,886.28
09/30/07          18,934.41          17,414.30          17,689.31
10/31/07          19,579.76          17,826.09          18,231.88
11/30/07          18,718.04          17,509.33          17,486.63
12/31/07          18,546.26          17,279.22          17,261.03
01/31/08          17,238.29          16,088.14          15,941.96
02/29/08          17,084.45          16,113.66          15,849.69
03/31/08          16,977.68          16,360.38          15,697.77
04/30/08          17,720.96          16,862.34          16,522.81
05/31/08          17,965.98          17,134.60          16,774.75

                           [END CHART]

         DATA FROM 5/31/98 THROUGH 5/31/08.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund to the following benchmarks:

         o The Lipper Global Funds Index is an unmanaged index that tracks the total return performance of the 30 largest funds within the Lipper Global Funds category.

         o The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE CUMULATIVE PERFORMANCE QUOTED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

12

 . . . C O N T I N U E D
========================--------------------------------------------------------

---------------------------------------------
     TOP 10 EQUITY HOLDINGS AS OF 5/31/08
           (% of Net Assets)
---------------------------------------------

Nestle S.A.                              3.8%

LVMH Moet Hennessy Louis Vuitton S.A.    2.7%

Roche Holdings AG                        2.4%

Heineken N.V.                            2.3%

Canon, Inc.                              2.1%

Johnson & Johnson                        2.0%

Reckitt Benckiser plc                    2.0%

Diageo plc                               1.9%

NIKE, Inc. "B"                           1.9%

Total S.A.                               1.9%
---------------------------------------------

---------------------------------------------
     TOP 10 INDUSTRIES AS OF 5/31/08
           (% of Net Assets)
---------------------------------------------

Pharmaceuticals                          6.8%

Integrated Oil & Gas                     5.8%

Household Products                       5.6%

Packaged Foods & Meat                    5.6%

Asset Management & Custody Banks         4.0%

Industrial Gases                         3.9%

Electrical Components & Equipment        3.8%

Health Care Equipment                    3.8%

Diversified Banks                        3.5%

Air Freight & Logistics                  3.0%
---------------------------------------------

              ASSET ALLOCATION
                   5/31/08

       [PIE CHART OF ASSET ALLOCATION]

United States                          34.1%
Other*                                 15.8%
France                                 14.0%
Switzerland                            11.6%
United Kingdom                         10.3%
Japan                                   9.7%
Germany                                 8.6%
Netherlands                             4.7%

                 [END CHART]

         * INCLUDES COUNTRIES WITH LESS THAN 3% OF PORTFOLIO, MONEY MARKET INSTRUMENTS (1.1%), AND SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED (9.0%).

         PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

         YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 15-22.

 D I S T R I B U T I O N S
==========================------------------------------------------------------
                           to SHAREHOLDERS

USAA WORLD GROWTH FUND

         The following federal tax information related to the Fund's fiscal year ended May 31, 2008, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2009.

         36.83% of ordinary income distributions qualify for the dividends received deductions eligible to corporations.

         For the fiscal year ended May 31, 2008, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gains rates.

         Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $33,218,000 as long-term capital gains for the fiscal year ended May 31, 2008.

         The Fund has elected under Section 853 of the Internal Revenue
         Code to pass through the credit for taxes paid in foreign countries. The gross income derived from foreign sources and foreign taxes paid during the fiscal year ended May 31, 2008, by the Fund are $10,700,000 and $662,000, respectively.

         For the fiscal year ended May 31, 2008, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $90,000 as qualifying interest income.

14

 R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D
========================--------------------------------------------------------
                         Public ACCOUNTING Firm

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA WORLD GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA World Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA World Growth Fund at May 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
July 16, 2008

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS

USAA WORLD GROWTH FUND
MAY 31, 2008

                                                                                       MARKET
   NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                    (000)
---------------------------------------------------------------------------------------------
            EQUITY SECURITIES (98.7%)

            COMMON STOCKS (97.8%)

            CONSUMER DISCRETIONARY (14.9%)
            ------------------------------
            ADVERTISING (2.6%)
  146,950   Omnicom Group, Inc.                                                      $  7,202
  564,190   WPP Group plc                                                               6,834
                                                                                     --------
                                                                                       14,036
                                                                                     --------
            APPAREL & ACCESSORIES & LUXURY GOODS (2.7%)
   11,300   Burberry Group plc                                                            112
  124,580   LVMH Moet Hennessy Louis Vuitton S.A.(a)                                   14,577
                                                                                     --------
                                                                                       14,689
                                                                                     --------
            AUTOMOBILE MANUFACTURERS (1.2%)
  112,930   Bayerische Motoren Werke AG                                                 6,688
                                                                                     --------
            CASINOS & GAMING (1.4%)
  735,675   Ladbrokes plc                                                               4,572
  414,340   William Hill plc                                                            3,111
                                                                                     --------
                                                                                        7,683
                                                                                     --------
            FOOTWEAR (1.9%)
  153,180   NIKE, Inc. "B"                                                             10,473
                                                                                     --------

            MOTORCYCLE MANUFACTURERS (1.0%)
  127,980   Harley-Davidson, Inc.                                                       5,320
                                                                                     --------
            MOVIES & ENTERTAINMENT (2.7%)
   65,205   Viacom, Inc. "B"*                                                           2,336
  102,580   Vivendi S.A.                                                                4,311
  241,280   Walt Disney Co.                                                             8,107
                                                                                     --------
                                                                                       14,754
                                                                                     --------
            PUBLISHING (0.9%)
  179,500   Wolters Kluwer N.V.(a)                                                      5,060
                                                                                     --------
            SPECIALTY STORES (0.1%)
  100,500   Sally Beauty Holdings, Inc.*                                                  758
                                                                                     --------

16

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

                                                                                       MARKET
   NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                    (000)
---------------------------------------------------------------------------------------------
            TIRES & RUBBER (0.4%)
  141,500   Bridgestone Corp.                                                        $  2,415
                                                                                     --------
            Total Consumer Discretionary                                               81,876
                                                                                     --------
            CONSUMER STAPLES (19.4%)
            ------------------------
            BREWERS (2.7%)
  384,500   Grupo Modelo S.A. de C.V. "C"                                               2,050
  216,090   Heineken N.V.                                                              12,697
                                                                                     --------
                                                                                       14,747
                                                                                     --------
            DISTILLERS & VINTNERS (2.9%)
  531,795   Diageo plc                                                                 10,377
   50,702   Pernod Ricard S.A.                                                          5,758
                                                                                     --------
                                                                                       16,135
                                                                                     --------
            DRUG RETAIL (1.3%)
  199,990   Walgreen Co.                                                                7,204
                                                                                     --------
            FOOD RETAIL (0.6%)
  365,109   Tesco plc                                                                   2,995
                                                                                     --------
            HOUSEHOLD PRODUCTS (4.7%)
  312,300   Kao Corp.                                                                   8,147
   97,897   Procter & Gamble Co.                                                        6,466
  191,280   Reckitt Benckiser plc                                                      11,268
                                                                                     --------
                                                                                       25,881
                                                                                     --------
            PACKAGED FOODS & MEAT (5.6%)
  153,550   General Mills, Inc.                                                         9,705
   42,679   Nestle S.A.                                                                20,986
                                                                                     --------
                                                                                       30,691
                                                                                     --------
            PERSONAL PRODUCTS (0.3%)
   63,870   Alberto-Culver Co.                                                          1,688
                                                                                     --------
            SOFT DRINKS (1.3%)
  101,660   PepsiCo, Inc.                                                               6,943
                                                                                     --------
            Total Consumer Staples                                                    106,284
                                                                                     --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

                                                                                       MARKET
   NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                    (000)
---------------------------------------------------------------------------------------------
            ENERGY (6.9%)
            -------------
            INTEGRATED OIL & GAS (5.8%)
   57,420   Chevron Corp.                                                            $  5,693
   84,770   Exxon Mobil Corp.                                                           7,524
  191,380   Royal Dutch Shell plc "A"(a)                                                8,172
  122,590   Total S.A.                                                                 10,697
                                                                                     --------
                                                                                       32,086
                                                                                     --------
            OIL & GAS EXPLORATION & PRODUCTION (1.1%)
      454   INPEX Holdings, Inc.                                                        5,728
                                                                                     --------
            Total Energy                                                               37,814
                                                                                     --------
            FINANCIALS (13.2%)
            ------------------
            ASSET MANAGEMENT & CUSTODY BANKS (4.0%)
  203,961   Bank of New York Mellon Corp.                                               9,083
   57,139   Julius Baer Holding AG "B"                                                  4,676
  116,660   State Street Corp.                                                          8,402
                                                                                     --------
                                                                                       22,161
                                                                                     --------
            CONSUMER FINANCE (1.8%)
  110,400   Aeon Credit Service Co. Ltd.                                                1,587
  172,670   American Express Co.                                                        8,003
                                                                                     --------
                                                                                        9,590
                                                                                     --------
            DIVERSIFIED BANKS (2.4%)
  333,838   Banca Intesa S.p.A.                                                         2,189
  392,100   Bangkok Bank Public Co. Ltd.                                                1,629
   93,990   Erste Bank der Oesterreichischen Sparkassen AG                              7,175
    8,608   Komercni Banka A.S.                                                         2,236
                                                                                     --------
                                                                                       13,229
                                                                                     --------
            DIVERSIFIED CAPITAL MARKETS (0.9%)
  192,384   UBS AG*                                                                     4,633
                                                                                     --------
            INVESTMENT BANKING & BROKERAGE (0.6%)
   19,520   Goldman Sachs Group, Inc.                                                   3,443
                                                                                     --------
            MULTI-LINE INSURANCE (1.9%)
  238,310   AXA S.A.                                                                    8,420
   91,560   Genworth Financial, Inc. "A"                                                2,023
                                                                                     --------
                                                                                       10,443
                                                                                     --------

18

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

                                                                                       MARKET
   NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                    (000)
---------------------------------------------------------------------------------------------
            PROPERTY & CASUALTY INSURANCE (0.2%)
   40,368   QBE Insurance Group Ltd.                                                 $    943
                                                                                     --------
            REINSURANCE (1.0%)
   69,628   Swiss Re                                                                    5,408
                                                                                     --------
            SPECIALIZED FINANCE (0.4%)
   16,600   Deutsche Boerse AG                                                          2,382
                                                                                     --------
            Total Financials                                                           72,232
                                                                                     --------
            HEALTH CARE (11.8%)
            -------------------
            BIOTECHNOLOGY (0.2%)
   25,424   Actelion Ltd.*                                                              1,389
                                                                                     --------
            HEALTH CARE EQUIPMENT (3.8%)
  134,920   Medtronic, Inc.                                                             6,837
   48,260   Synthes, Inc.                                                               6,788
   97,900   Zimmer Holdings, Inc.*                                                      7,127
                                                                                     --------
                                                                                       20,752
                                                                                     --------
            LIFE SCIENCES TOOLS & SERVICES (1.0%)
   90,410   Thermo Fisher Scientific, Inc.*                                             5,336
                                                                                     --------
            PHARMACEUTICALS (6.8%)
  184,660   GlaxoSmithKline plc                                                         4,073
  165,240   Johnson & Johnson                                                          11,028
   64,630   Merck KGaA                                                                  9,086
   77,690   Roche Holdings AG                                                          13,395
                                                                                     --------
                                                                                       37,582
                                                                                     --------
            Total Health Care                                                          65,059
                                                                                     --------
            INDUSTRIALS (10.7%)
            -------------------
            Air Freight & Logistics (3.0%)
  213,640   TNT N.V.                                                                    8,572
  103,130   United Parcel Service, Inc. "B"                                             7,324
   64,000   Yamato Holdings Co. Ltd.                                                      892
                                                                                     --------
                                                                                       16,788
                                                                                     --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

                                                                                       MARKET
   NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                    (000)
---------------------------------------------------------------------------------------------
            ELECTRICAL COMPONENTS & EQUIPMENT (3.8%)
  200,160   Legrand S.A.(a)                                                          $  5,833
   90,080   Rockwell Automation, Inc.                                                   5,274
   77,902   Schneider Electric S.A.                                                     9,785
                                                                                     --------
                                                                                       20,892
                                                                                     --------
            INDUSTRIAL CONGLOMERATES (2.7%)
  127,510   3M Co.                                                                      9,890
  247,971   Smiths Group plc                                                            4,941
                                                                                     --------
                                                                                       14,831
                                                                                     --------
            INDUSTRIAL MACHINERY (0.6%)
   29,500   FANUC Ltd.                                                                  3,204
                                                                                     --------
            RAILROADS (0.6%)
   54,906   Canadian National Railway Co.(a)                                            3,098
                                                                                     --------
            Total Industrials                                                          58,813
                                                                                     --------

            INFORMATION TECHNOLOGY (9.5%)
            -----------------------------
            COMMUNICATIONS EQUIPMENT (0.0%)
      376   Nortel Networks Corp.*                                                          3
                                                                                     --------
            DATA PROCESSING & OUTSOURCED SERVICES (0.4%)
   38,650   DST Systems, Inc.*(a)                                                       2,450
                                                                                     --------
            ELECTRONIC EQUIPMENT MANUFACTURERS (1.8%)
   21,500   Hirose Electric Co. Ltd.                                                    2,504
  174,200   HOYA Corp.                                                                  4,842
  103,800   Omron Corp.                                                                 2,245
                                                                                     --------
                                                                                        9,591
                                                                                     --------
            IT CONSULTING & OTHER SERVICES (0.9%)
  120,600   Accenture Ltd. "A"                                                          4,923
                                                                                     --------
            OFFICE ELECTRONICS (2.8%)
  214,100   Canon, Inc.                                                                11,556
  198,000   Ricoh Co. Ltd.                                                              3,646
                                                                                     --------
                                                                                       15,202
                                                                                     --------

20

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

                                                                                       MARKET
   NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                    (000)
---------------------------------------------------------------------------------------------
            SEMICONDUCTORS (2.3%)
  228,140   Intel Corp.                                                              $  5,288
   10,038   Samsung Electronics Co. Ltd.                                                7,221
                                                                                     --------
                                                                                       12,509
                                                                                     --------
            SYSTEMS SOFTWARE (1.3%)
  319,740   Oracle Corp.*                                                               7,303
                                                                                     --------
            Total Information Technology                                               51,981
                                                                                     --------
            MATERIALS (7.4%)
            ----------------
            DIVERSIFIED CHEMICALS (1.4%)
   83,870   Bayer AG                                                                    7,437
                                                                                     --------
            INDUSTRIAL GASES (3.9%)
   48,591   Air Liquide S.A.                                                            7,142
   68,690   Linde AG(a)                                                                10,322
   43,020   Praxair, Inc.                                                               4,090
                                                                                     --------
                                                                                       21,554
                                                                                     --------
            SPECIALTY CHEMICALS (2.1%)
    7,590   Givaudan S.A.                                                               7,355
   68,900   Shin-Etsu Chemical Co. Ltd.                                                 4,340
                                                                                     --------
                                                                                       11,695
                                                                                     --------
            Total Materials                                                            40,686
                                                                                     --------
            TELECOMMUNICATION SERVICES (0.8%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.8%)
1,614,650   Singapore Telecommunications Ltd.                                           4,518
                                                                                     --------
            Total Telecommunication Services                                            4,518
                                                                                     --------
            UTILITIES (3.2%)
            ----------------
            ELECTRIC UTILITIES (1.1%)
   27,460   E.ON AG                                                                     5,843
                                                                                     --------
            GAS UTILITIES (0.9%)
   60,330   Gaz de France S.A.(a)                                                       4,110
  299,000   Tokyo Gas Co. Ltd.                                                          1,137
                                                                                     --------
                                                                                        5,247
                                                                                     --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

                                                                                       MARKET
   NUMBER                                                                               VALUE
OF SHARES   SECURITY                                                                    (000)
---------------------------------------------------------------------------------------------
            MULTI-UTILITIES (1.2%)
   89,090   Suez S.A.                                                                $  6,639
                                                                                     --------
            Total Utilities                                                            17,729
                                                                                     --------
            Total Common Stocks (cost: $428,621)                                      536,992
                                                                                     --------
            PREFERRED SECURITIES (0.9%)

            CONSUMER STAPLES (0.9%)
            -----------------------
            HOUSEHOLD PRODUCTS (0.9%)
  102,350   Henkel KGaA (cost: $4,525)                                                  4,893
                                                                                     --------
            RIGHTS (0.0%)

            FINANCIALS (0.0%)
            -----------------
            DIVERSIFIED CAPITAL MARKETS (0.0%)
  192,380   UBS AG* (cost: $0)                                                            256
                                                                                     --------
            Total Equity Securities (cost: $433,146)                                  542,141
                                                                                     --------

PRINCIPAL
   AMOUNT
    (000)
---------
            MONEY MARKET INSTRUMENTS (1.1%)

            COMMERCIAL PAPER (1.1%)
   $5,957   Lloyds TSB Bank plc, 2.27%(b), 6/02/2008 (cost: $5,957)                     5,957
                                                                                     --------

   NUMBER
OF SHARES
---------
            SHORT-TERM INVESTMENTS PURCHASED WITH CASH
            COLLATERAL FROM SECURITIES LOANED (9.0%)

            MONEY MARKET FUNDS (1.4%)
  411,122   AIM Short-Term Investment Co. Liquid Assets Portfolio, 2.63%(c)               411
7,021,034   Merrill Lynch Premier Institutional Fund, 2.83%(c)                          7,021
                                                                                     --------
            Total Money Market Funds                                                    7,432
                                                                                     --------

22

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

PRINCIPAL                                                                              MARKET
   AMOUNT                                                                               VALUE
    (000)   SECURITY                                                                    (000)
---------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS (7.6%)

  $ 9,000   Banc of America Securities LLC, 2.22%, acquired on 5/30/2008 and due 6/02/2008 at $9,000 (collateralized by $9,188
               of Freddie Mac(d), 2.22%(b), due 6/13/2008; market value $9,181)      $  9,000
    2,000   Credit Suisse First Boston LLC, 2.35%, acquired on 5/30/2008 and due 6/02/2008 at $2,000 (collateralized by $3,905
               of U.S. Treasury, 4.86%(b), due 11/15/2021; market value $2,041)         2,000
    7,000   Deutsche Bank Securities, Inc., 2.30%, acquired on 5/30/2008 and due 6/02/2008 at $7,000 (collateralized by $7,486
               of Fannie Mae(d), 2.49%(b), due 3/27/2009; market value $7,141)          7,000
   24,000   HSBC Securities (USA), Inc., 2.26%, acquired on 5/30/2008
               and due 6/02/2008 at $24,000 (collateralized by $24,760
               of Federal Home Loan Bank(d), 2.34%(b), due 11/26/2008;
               market value $24,483)                                                   24,000
                                                                                     --------
            Total Repurchase Agreements                                                42,000
                                                                                     --------
            Total Short-Term Investments Purchased With Cash Collateral
               From Securities Loaned (cost: $49,432)                                  49,432
                                                                                     --------

            TOTAL INVESTMENTS (COST: $488,535)                                       $597,530
                                                                                     ========

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS

USAA WORLD GROWTH FUND
MAY 31, 2008

GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 64.6% of net assets at May 31, 2008.

         RIGHTS - enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) The security or a portion thereof was out on loan as of May 31, 2008.

         (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

         (c) Rate represents the money market fund annualized seven-day yield at May 31, 2008.

         (d) Securities issued by government-sponsored enterprises are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. government.

          *  Non-income-producing security.

         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA WORLD GROWTH FUND
MAY 31, 2008

ASSETS
   Investments in securities, at market value (including securities
      on loan of $47,364) (cost of $488,535)                                      $597,530
   Cash                                                                                  1
   Cash denominated in foreign currencies (cost of $1,266)                           1,240
   Receivables:
      Capital shares sold                                                              513
      USAA Transfer Agency Company (Note 6D)                                             5
      Dividends and interest                                                         2,066
      Securities sold                                                                2,281
      Other                                                                            183
   Unrealized appreciation on foreign currency contracts held, at value                  7
                                                                                  --------
         Total assets                                                              603,826
                                                                                  --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                              49,433
      Securities purchased                                                           4,225
      Capital shares redeemed                                                          348
   Accrued management fees                                                             361
   Accrued transfer agent's fees                                                         9
   Other accrued expenses and payables                                                 216
                                                                                  --------
         Total liabilities                                                          54,592
                                                                                  --------
            Net assets applicable to capital shares outstanding                   $549,234
                                                                                  ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                $427,281
   Accumulated undistributed net investment income                                   4,199
   Accumulated net realized gain on investments                                      8,844
   Net unrealized appreciation of investments                                      108,995
   Net unrealized depreciation of foreign currency translations                        (85)
                                                                                  --------
            Net assets applicable to capital shares outstanding                   $549,234
                                                                                  ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                  27,261
                                                                                  ========
   Net asset value, redemption price, and offering price per share                $  20.15
                                                                                  ========

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA WORLD GROWTH FUND
YEAR ENDED MAY 31, 2008

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,046)                            $ 11,633
   Interest                                                                            239
   Securities lending (net)                                                            451
                                                                                  --------
      Total income                                                                  12,323
                                                                                  --------
EXPENSES
   Management fees                                                                   4,141
   Administration and servicing fees                                                   822
   Transfer agent's fees                                                             1,346
   Custody and accounting fees                                                         215
   Postage                                                                             105
   Shareholder reporting fees                                                           44
   Trustees' fees                                                                       10
   Registration fees                                                                    36
   Professional fees                                                                    67
   Other                                                                                10
                                                                                  --------
      Total expenses                                                                 6,796
   Expenses paid indirectly                                                             (3)
                                                                                  --------
      Net expenses                                                                   6,793
                                                                                  --------
NET INVESTMENT INCOME                                                                5,530
                                                                                  --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments (net of foreign taxes withheld of $13)                            22,471
      Foreign currency transactions                                                    (73)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                                  (26,748)
      Foreign currency translations                                                    (57)
                                                                                  --------
         Net realized and unrealized loss                                           (4,407)
                                                                                  --------
   Increase in net assets resulting from operations                               $  1,123
                                                                                  ========

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA WORLD GROWTH FUND
YEARS ENDED MAY 31,

                                                                    2008             2007
                                                                -------------------------
FROM OPERATIONS
   Net investment income                                        $  5,530         $  6,327
   Net realized gain on investments                               22,471           36,237
   Net realized loss on foreign currency transactions                (73)             (33)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                (26,748)          60,776
      Foreign currency translations                                  (57)             (51)
                                                                -------------------------
         Increase in net assets resulting from operations          1,123          103,256
                                                                -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          (4,900)         (10,384)
   Net realized gains                                            (34,839)         (39,059)
                                                                -------------------------
      Distributions to shareholders                              (39,739)         (49,443)
                                                                -------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                      79,742          130,285
   Reinvested dividends                                           39,221           48,801
   Cost of shares redeemed                                       (97,791)         (74,892)
                                                                -------------------------
      Increase in net assets from capital
         share transactions                                       21,172          104,194
                                                                -------------------------
   Capital contribution from USAA Transfer
      Agency Company (Note 6D)                                         5                7
                                                                -------------------------
   Net increase (decrease) in net assets                         (17,439)         158,014
NET ASSETS
   Beginning of year                                             566,673          408,659
                                                                -------------------------
   End of year                                                  $549,234         $566,673
                                                                =========================
Accumulated undistributed net investment income:
   End of year                                                  $  4,199         $  3,642
                                                                =========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                     3,887            6,367
   Shares issued for dividends reinvested                          1,897            2,415
   Shares redeemed                                                (4,791)          (3,677)
                                                                -------------------------
      Increase in shares outstanding                                 993            5,105
                                                                =========================

  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA WORLD GROWTH FUND
MAY 31, 2008

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is a management investment company organized as a Delaware statutory trust consisting of 45 separate funds. The information presented in this annual report pertains only to the USAA World Growth Fund (the
         Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is capital appreciation.

           A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the exchange is open) as set forth below:

              1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

              2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur

28

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

                 between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Manager will value the foreign securities in good faith, considering such available information that the Manager deems relevant, under valuation procedures approved by the Trust's Board of Trustees. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

              3. Investments in open-end investment companies, other than
                 ETFs, are valued at their NAV at the end of each business day.

              4. Short-term securities with original or remaining maturities of
                 60 days or less may be valued at amortized cost, which approximates market value.

              5. Repurchase agreements are valued at cost, which approximates market value.

              6. Securities for which market quotations are not readily
                 available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers,

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

                 if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

                 Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

           B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

           C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

30

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

           D. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or its instrumentalities. Government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are supported only by the credit of the issuing U.S. government agency, and are neither issued nor guaranteed by the U.S. government. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

           E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

              1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

              2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

              The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

              securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

              Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

           F. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. For the year ended May 31, 2008, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by less than $500 and $3,000, respectively, resulting in a total reduction in Fund expenses of $3,000.

           G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into

32

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

              contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

           H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates in a joint, short-term, revolving, committed loan agreement of $300 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

         The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.07% annually of the $300 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period.

         For the year ended May 31, 2008, the Fund paid CAPCO facility fees of $1,000, which represents 1.4% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2008.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency gains and losses resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $73,000. This reclassification has no effect on net assets.

         The tax character of distributions paid during the years ended May 31, 2008, and 2007, was as follows:

                                                    2008           2007
                                                 -------------------------
Ordinary income*                                 $ 6,521,000    $14,417,000
Long-term realized capital gains                  33,218,000     35,026,000

         *Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

         As of May 31, 2008, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                 $  4,248,000
Undistributed long-term capital gains                            9,092,000
Accumulated capital and other losses                               (36,000)
Unrealized appreciation of investments                         108,747,000
Unrealized depreciation on foreign currency translations           (25,000)

         The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

34

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

         The difference between book-basis and tax-basis unrealized depreciation on foreign currency translations is attributable to the tax deferral of gains on foreign currency contracts.

         Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2008, the Fund had a current post-October currency loss of $36,000 for federal income tax purposes, which will be recognized on the first day of the following fiscal year.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2008, were $152,682,000 and $157,399,000, respectively.

         As of May 31, 2008, the cost of securities, including short-term securities, for federal income tax purposes, was $488,783,000.

         Gross unrealized appreciation and depreciation of investments as of May 31, 2008, for federal income tax purposes, were $123,337,000 and $14,590,000, respectively, resulting in net unrealized appreciation of $108,747,000.

(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

         in high-quality short-term investments. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Corp., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended May 31, 2008, the Fund received securities-lending income of $451,000, which is net of the 20% income retained by Wachovia. As of May 31, 2008, the Fund loaned securities having a fair market value of approximately $47,364,000 and received cash collateral of $49,433,000 for the loans. Of this amount, $49,432,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and $1,000 remained in cash.

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

           A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is

36

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

              responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

              The investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Global Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper Global Funds category. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

              The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

OVER/UNDER PERFORMANCE                   ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                     AS A % OF THE FUND'S AVERAGE NET ASSETS
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                       +/- 0.04%
+/- 4.01% to 7.00%                       +/- 0.05%
+/- 7.01% and greater                    +/- 0.06%

(1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

              Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Funds Index over that period, even if the Fund had overall negative returns during the performance period.

              For the year ended May 31, 2008, the Fund incurred total management fees, paid or payable to the Manager, of $4,141,000, which included a performance adjustment of $31,000 that increased the base management fee of 0.75% by 0.01%.

           B. SUBADVISORY ARRANGEMENTS - The Manager has entered into an investment subadvisory agreement with MFS Investment Management (MFSIM) and Batterymarch Financial Management, Inc. (Batterymarch), under which MFSIM and Batterymarch direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

              The Manager (not the Fund) pays MFSIM a subadvisory fee in the annual amount of 0.29% of the Fund's average net assets that MFSIM manages. For the year ended May 31, 2008, the Manager incurred subadvisory fees, paid or payable to MFSIM, of $1,592,000.

              The Manager (not the Fund) pays Batterymarch a subadvisory fee based on the aggregate average net assets that Batterymarch manages in the USAA World Growth Fund, the USAA Cornerstone Strategy Fund, and the USAA Capital Growth Fund in the annual amount of 0.25% on the first $250 million of assets, 0.21% on assets over $250 million and up to $500 million, and 0.17% on assets over $500 million. For the year ended May 31, 2008, the Manager did not allocate any assets of the Fund to Batterymarch for management; therefore, the Manager did not pay any subadvisory fees with respect to the Fund to Batterymarch.

38

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

           C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2008, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $822,000.

              In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain legal and tax services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2008, the Fund reimbursed the Manager $9,000 for these legal and tax services. These expenses are included in the professional fees expenses on the Fund's statement of operations.

           D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2008, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,346,000. Additionally, the Fund recorded a receivable from SAS of $5,000 at May 31, 2008, for adjustments related to corrections to shareholder transactions.

           E. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

           A. FASB INTERPRETATION NO. 48, "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES" (FIN 48) - On July 13, 2006, the Financial Accounting Standards Board (FASB) released FIN 48. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund adopted FIN 48 effective June 1, 2007, and has applied it to all open tax years as of the effective date. The Manager has determined that the adoption of FIN 48 has not resulted in a material impact to the Fund's net assets, results of operations, or financial statement disclosures.

           B. STATEMENT ON FINANCIAL ACCOUNTING STANDARDS (SFAS) NO. 157, "FAIR VALUE MEASUREMENTS" (SFAS 157) - In September 2006, FASB issued SFAS 157. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of May 31, 2008, the Manager does not believe the adoption

40

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

              of SFAS 157 will impact the amounts reported in the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

           C. SFAS NO. 159, "THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES" (SFAS 159) - In February 2007, FASB issued SFAS 159. In summary, SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Manager has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Fund intends to avail itself of the fair value option.

           D. SFAS NO. 161, "DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - AN AMENDMENT OF FASB STATEMENT NO. 133" (SFAS 161) - In March 2008, FASB issued SFAS 161. In summary, SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Manager is in the process of evaluating the impact of SFAS 161 on the Fund's financial statement disclosures.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

(9)FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                        YEAR ENDED MAY 31,
                                              ------------------------------------------------------------------------
                                                  2008             2007            2006            2005           2004
                                              ------------------------------------------------------------------------
Net asset value at beginning of period        $  21.57         $  19.31        $  17.55        $  16.09       $  13.02
                                              ------------------------------------------------------------------------
Income(loss)from investment operations:
   Net investment income                           .19              .19             .37             .08            .08
   Net realized and unrealized gain (loss)        (.08)            4.20            2.84            1.78           3.03
                                              ------------------------------------------------------------------------
Total from investment operations                   .11             4.39            3.21            1.86           3.11
                                              ------------------------------------------------------------------------
Less distributions from:
   Net investment income                          (.18)            (.42)           (.08)           (.08)          (.04)
   Realized capital gains                        (1.35)           (1.71)          (1.37)           (.32)             -
                                              ------------------------------------------------------------------------
Total distributions                              (1.53)           (2.13)          (1.45)           (.40)          (.04)
                                              ------------------------------------------------------------------------
Net asset value at end of period              $  20.15         $  21.57        $  19.31        $  17.55       $  16.09
                                              ========================================================================
Total return (%)*                                  .36            23.69(a)        19.00           11.54          23.87
Net assets at end of period (000)             $549,234         $566,673        $408,659        $330,792       $288,629
Ratios to average net assets:**
   Expenses (%)(b)                                1.24             1.30(a)         1.26            1.31           1.32
   Net investment income (%)                      1.01             1.31            2.15             .50            .59
Portfolio turnover (%)                              28               29              44              36             56

 *   Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from Lipper reported return.
**   For the year ended May 31, 2008, average net assets were $547,955,000.
(a)  For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(b)  Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                  (.00%)(+)        (.00%)(+)       (.01%)          (.01%)         (.02%)
     (+) Represents less than 0.01% of average net assets.

42

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)

USAA WORLD GROWTH FUND
MAY 31, 2008

EXAMPLE
--------------------------------------------------------------------------------

         As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

         The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2007, through May 31, 2008.

ACTUAL EXPENSES
--------------------------------------------------------------------------------

         The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

         The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)
               (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

         and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                               EXPENSES PAID
                                    BEGINNING              ENDING              DURING PERIOD*
                                  ACCOUNT VALUE         ACCOUNT VALUE        DECEMBER 1, 2007 -
                                 DECEMBER 1, 2007        MAY 31, 2008          MAY 31, 2008
                                 --------------------------------------------------------------
Actual                              $1,000.00             $  978.60               $6.08

Hypothetical
   (5% return before expenses)       1,000.00              1,018.85                6.21

        *Expenses are equal to the Fund's annualized expense ratio of 1.23%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of (2.14)% for the six-month period of December 1, 2007, through May 31, 2008.

44

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS

USAA WORLD GROWTH FUND
MAY 31, 2008

         At a meeting of the Board of Trustees (the Board) held on April 9, 2008, the Board, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved the continuance of the Investment Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements with respect to the Fund.

         In advance of the meeting, the Trustees received and considered a variety of information relating to the Investment Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

         At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

       Manager and by each Subadviser. At the meeting at which the renewal of the Investment Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and each Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Investment Advisory Agreement and Subadvisory Agreements included certain information previously received at such quarterly meetings.

INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

       After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Investment Advisory Agreement. In approving the Investment Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

       NATURE, EXTENT, AND QUALITY OF SERVICES. In considering the nature, extent, and quality of the services provided by the Manager under the Investment Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel.
       The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Investment Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and

46

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

       regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

       The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of each Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," was also considered. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Investment Advisory Agreement. In reviewing the Investment Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

       The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as directors/trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

       EXPENSES AND PERFORMANCE. In connection with its consideration of the Investment Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

       upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were equal to the median of its expense group and lower than the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreements relating to the Fund are paid by the Manager.

       In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that the Fund's performance was lower than the average of its performance universe and exceeded the average of its Lipper index for the one-year period ended December 31, 2007, and

48

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

       exceeded the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2007. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the same periods.

       COMPENSATION AND PROFITABILITY. The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

       ECONOMIES OF SCALE. The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

       proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

       CONCLUSIONS. The Board reached the following conclusions regarding the Fund's Investment Advisory Agreement with the Manager, among others:
       (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's level of profitability from its relationship with the Fund is reasonable. Based on their conclusions, the Board determined that continuation of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS
--------------------------------------------------------------------------------

       In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below.

       After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed

50

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

       different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

       NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Trustees considered information provided to them regarding the services provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

       SUBADVISER COMPENSATION. The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under each Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each

 A D V I S O R Y
================----------------------------------------------------------------
                 AGREEMENTS
                 (continued)

USAA WORLD GROWTH FUND
MAY 31, 2008

       Subadviser, each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

       SUBADVISORY FEES AND FUND PERFORMANCE. The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2007, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance. The Board also noted each Subadviser's long-term performance record for similar accounts.

       CONCLUSION. The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

52

 T R U S T E E S '  A N D  O F F I C E R S '
===================-------------------------------------------------------------
                    INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

         The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

         Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company with 45 individual funds as of May 31, 2008. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

         If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

         CHRISTOPHER W. CLAUS (2, 4)
         Trustee
         Born: December 1960
         Year of Election or Appointment: 2001

         President and Chair of the Board of Directors, IMCO (2/08-present); President, USAA Financial Advisors, Inc. (FAI) (12/07-present); President, Financial Services Group, USAA (1/07-present); Chair of the Board of Directors and Chief Investment Officer, IMCO (1/07-2/08); President and Chief Executive Officer, Director, and Chair of the Board of Directors, IMCO (12/04-1/07); President and Chief Executive Officer, Director, and Vice Chair of the Board of Directors, IMCO (2/01-12/04). Mr. Claus serves as President, Trustee, and Vice Chair of the Board of Trustees of the USAA family of funds. He also serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. Mr. Claus is also a Director for USAA Life Insurance Company (USAA Life) and USAA Federal Savings Bank (FSB).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

         BARBARA B. DREEBEN (3, 4, 5, 6)
         Trustee
         Born: June 1945
         Year of Election or Appointment: 1994

         President, Postal Addvantage (7/92-present), a database management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         (1) INDICATES THE TRUSTEE IS AN EMPLOYEE OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND IS CONSIDERED AN "INTERESTED PERSON" UNDER THE INVESTMENT COMPANY ACT OF 1940.

         (2) MEMBER OF EXECUTIVE COMMITTEE

         (3) MEMBER OF AUDIT COMMITTEE

         (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

         (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

         (6) THE ADDRESS FOR ALL NON-INTERESTED TRUSTEES IS THAT OF THE USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

54

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         ROBERT L. MASON, PH.D. (3, 4, 5, 6)
         Trustee
         Born: July 1946
         Year of Election or Appointment: 1997

         Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         BARBARA B. OSTDIEK, PH.D. (3, 4, 5, 6)
         Trustee
         Born: March 1964
         Year of Election or Appointment: 2007

         Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         MICHAEL F. REIMHERR (3, 4, 5, 6)
         Trustee
         Born: August 1945
         Year of Election or Appointment: 2000

         President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         RICHARD A. ZUCKER (2, 3, 4, 5, 6)
         Trustee and Chair of the Board of Trustees
         Born: July 1943
         Year of Election or Appointment: 1992(+)

         Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

         CLIFFORD A. GLADSON
         Vice President
         Born: November 1950
         Year of Appointment: 2002

         Senior Vice President, Fixed Income Investments, IMCO (9/02-present).

         RONALD B. SWEET
         Vice President
         Born: November 1962
         Year of Appointment: 2006

         Vice President, Equity Investments, IMCO (6/06-present); Assistant Vice President, Investment Strategy & Analysis, USAA (12/01-6/06).

         MARK S. HOWARD
         Secretary
         Born: October 1963
         Year of Appointment: 2002

         Senior Vice President, Life/IMCO/FPS General Counsel, USAA (10/03-present); Senior Vice President, Securities Counsel, USAA (12/02-10/03). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life, IMCO, FAI, FPS, and SAS.

         (+) MR. ZUCKER WAS ELECTED AS CHAIR OF THE BOARD IN 2005.

         (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

56

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         ROBERTO GALINDO, JR.
         Treasurer
         Born: November 1960
         Year of Appointment: 2000

         Assistant Vice President, Portfolio Accounting/Financial
         Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

         JEFFREY D. HILL
         Chief Compliance Officer
         Born: December 1967
         Year of Appointment: 2004

         Assistant Vice President, Mutual Funds Compliance, USAA
         (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04).

         ROSE URBANCZYK
         Assistant Treasurer
         Born: June 1961
         Year of Appointment: 2008

         Assistant Vice President, Senior Financial Officer, Chief Financial Office, USAA (5/08-present); Executive Director, Finance, Senior Financial Officer, IMCO (11/07-present); Senior Financial Officer and Treasurer, FAI (4/07-present); Executive Director, Finance, Senior Financial Officer and Treasurer, FPS (8/06-present); Executive Director, Enterprise Planning & Performance Management (3/03-8/06); Director, Accounting/Financial, Corporate Financial Reporting, Planning & Analysis IMCO (2/01-10/06).

                  TRUSTEES    Christopher W. Claus
                              Barbara B. Dreeben
                              Robert L. Mason, Ph.D.
                              Barbara B. Ostdiek, Ph.D.
                              Michael F. Reimherr
                              Richard A. Zucker

--------------------------------------------------------------------------------

            ADMINISTRATOR,    USAA Investment Management Company
       INVESTMENT ADVISER,    P.O. Box 659453
          UNDERWRITER, AND    San Antonio, Texas 78265-9825
               DISTRIBUTOR

--------------------------------------------------------------------------------

            TRANSFER AGENT    USAA Shareholder Account Services
                              9800 Fredericksburg Road
                              San Antonio, Texas 78288

--------------------------------------------------------------------------------

             CUSTODIAN AND    State Street Bank and Trust Company
          ACCOUNTING AGENT    P.O. Box 1713
                              Boston, Massachusetts 02105

--------------------------------------------------------------------------------

               INDEPENDENT    Ernst & Young LLP
         REGISTERED PUBLIC    100 West Houston St., Suite 1800
           ACCOUNTING FIRM    San Antonio, Texas 78205

--------------------------------------------------------------------------------

               MUTUAL FUND    LEARN MORE ONLINE NOW
         SELF-SERVICE 24/7    At "Products & Services" click
               AT USAA.COM    "Investments" then "Mutual Funds"

                   OR CALL    View account balance, transactions, fund
            (800) 531-USAA    prices; or exchange/redeem fund shares.
                    (8722)    Go to "My Accounts" then "Investments"

COPIES OF THE MANAGER'S PROXY VOTING POLICIES AND PROCEDURES, APPROVED BY THE TRUST'S BOARD OF TRUSTEES FOR USE IN VOTING PROXIES ON BEHALF OF THE FUND, ARE AVAILABLE WITHOUT CHARGE (I) BY CALLING (800) 531-USAA (8722); (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. INFORMATION REGARDING
HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30 IS AVAILABLE WITHOUT CHARGE (I) AT USAA.COM; AND (II) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THESE FORMS N-Q ARE AVAILABLE (I) BY CALLING (800) 531-USAA (8722); (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. THESE FORMS N-Q ALSO MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) 732-0330.

-------------------------------------------------------------------------------

   [LOGO OF USAA]    9800 Fredericksburg Road                   -------------
      USAA(R)        San Antonio, Texas 78288                     PRSRT STD
                                                                     U.S.
                                                                   Postage
                                                                   P A I D
                                                                     USAA
                                                                -------------
   SAVE PAPER AND FUND COSTS
   At USAA.COM click: MY DOCUMENTS
   Set preferences to USAA DOCUMENTS ONLINE

--------------------------------------------------------------------------------

          [LOGO OF USAA]          WE KNOW WHAT IT MEANS TO SERVE.(R)
               USAA               ----------------------------------
                                     INSURANCE o MEMBER SERVICES

23411-0708                                   (C)2008, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 20, 2007, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

In 2006, the Trustee designated as the Board's audit committee financial expert resigned from the Board. The Board has not determined that another Trustee qualifies as an audit committee financial expert. The Board is seeking a replacement and will consider a candidate's qualifications to become the audit committee financial expert as a factor in the evaluation process.




ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 39 funds in all. Only 9 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2008 and 2007 were $259,470 and $249,505, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2008 and 2007 were $64,375 and $55,000, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2008 and 2007.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2008 and 2007.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for May 31, 2008 and 2007 were $106,475 and $89,560, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2008 and 2007 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:




                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
            - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
            - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
            - compliance with applicable laws and governmental rules and regulations;
            - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the Chair/CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
            -     accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

A.       DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and IMCO's Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (i.e., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the Chair/CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the Chair/CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the
              USAA Funds' and IMCO's operating policies and procedures.
         -    A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         -    A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the Chair/CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.     REQUIRED REPORTS

                -     EACH COVERED OFFICER MUST:
                      - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                      - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                -     THE CHIEF LEGAL OFFICER MUST:
                      - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                      - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

               - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the Chairman/CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
               - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the Chair/CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
               - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
               - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the Chair/CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee.
                  The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or
                  (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The USAA Funds' and IMCO's Joint Code of Ethics under Rule 17j-1 under the 1940 Act, and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the affected Trust's Chief Legal Officer or the Chairman of the Board of Trustees.



Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003 Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved and adopted by the Board of Trustees of USAA Life Investment Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2007




                                   APPENDIX A
                                COVERED OFFICERS
                                ----------------

                                   PRESIDENT
                                   TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2008

By:*     /s/ MARK S. HOWARD
         -----------------------------------------------------------
         Signature and Title:  Mark S. Howard, Secretary

Date:    07/24/2008
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    07/28/2008
         ------------------------------


By:*     /s/ ROBERT GALINDO, JR.
         ----------------------------------------------------
         Signature and Title:  Robert Galindo, Jr., Treasurer

Date:    07/25/2008
         ------------------------------


*Print the name and title of each signing officer under his or her signature.